UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 17, 2025

PDF SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

000-31311
(Commission File Number)

Delaware	25-1701361
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

2858 De La Cruz Boulevard
Santa Clara, CA 95050
(Address of principal executive offices, with zip code)

(408) 280-7900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00015 par value	PDFS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
Item 9.01.	Financial Statements and Exhibits
SIGNATURES

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 17, 2025, at the 2025 Annual Meeting of Stockholders, the stockholders of the Company elected each of the director nominees and approved proposals 2, 3, 4, and 5.

The final results for the votes regarding each proposal are set forth below. The proposals are described in detail in the Company’s Proxy Statement.

Proposal No. 1 Election of Class III Directors:

NOMINEES FOR CLASS II DIRECTORS	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Nancy Erba	28,081,951	1,271,859	4,073	3,995,611
Michael B. Gustafson	28,053,621	1,282,956	21,306	3,995,611
John Kibarian, Ph.D.	27,980,796	1,373,014	4,073	3,995,611

Proposal No. 2 Ratification of the appointment of BPM LLP as the Independent Registered Public Accounting Firm for the Company for the year ending December 31, 2025:

FOR	AGAINST	ABSTAIN
32,953,889	20,009	379,596

Proposal No. 3 Approval of the Company’s Tenth Amended and Restated 2011 Stock Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
28,927,482	424,547	5,854	3,995,611

Proposal No. 4 Approval of the Company's Second Amended and Restated 2021 Employee Stock Purchase Plan

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
29,326,223	25,056	6,604	3,995,611

Proposal No. 5 Approval, by non-binding advisory vote, of the 2024 compensation awarded to Named Executive Officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
29,032,173	237,726	87,984	3,995,611

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

10.1	PDF Solutions, Inc.’s Tenth Amended and Restated 2011 Stock Incentive Plan
10.2	PDF Solutions, Inc.’s Second Amended and Restated 2021 Employee Stock Purchase Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Management contract or compensatory plan arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDF SOLUTIONS, INC. (Registrant)

By:	/s/ Adnan Raza
Adnan Raza
EVP, Finance, and Chief Financial Officer (principal financial and accounting officer)

Dated: June 23, 2025